SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	May 15, 2002

TRW Inc.

 (Exact Name of Registrant as Specified in Charter)

Ohio	1-2384	34-575430

(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(I.R.S. Employer Identification Number)

1900 Richmond Road, Cleveland, OH	44124

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(216) 291-7000

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

On May 15, 2002, representatives of TRW Inc. made a presentation and responded to questions at an investor conference. Attached as Exhibit 99(a) are the presentation slides used at the conference and posted on TRW’s external web site on May 15, 2002. Attached as Exhibit 99(b) is the transcript of the presentation and the question and answer session following the presentation.

Item 7.       Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

(99(a))	Presentation made by TRW Inc., dated May 15, 2002
(99(b))	Transcript of remarks made by TRW Inc. at dated May 15, 2002 investor conference and question and answer period

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW Inc.

Date: May 17, 2002	By: /s/ W. B. Lawrence W. B. Lawrence Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

(99(a))	Presentation made by TRW Inc., dated May 15, 2002.

(99(b))	Transcript of remarks made by TRW Inc. at dated May 15, 2002 investor conference and question and answer period.